SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 6, 2004

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

This Current Report on Form 8-K/A amends and restates in its entirety our Current Report on Form 8-K filed on December 6, 2004 solely for the purpose of including the conforming signature on the signature page hereof and does not make any other change to that report.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Thomas M. Coughlin, Vice Chairman of the Board of Directors of Wal-Mart Stores, Inc. (“Wal-Mart”), will retire from Wal-Mart effective Monday, January 24, 2005. A copy of the press release issued by Wal-Mart announcing Mr. Coughlin’s retirement is filed as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release dated December 6, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2004

WAL-MART STORES, INC.

By:	/s/ Jeffrey J. Gearhart
Jeffrey J. Gearhart. Vice President and General Counsel, Corporate

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated December 6, 2004